Exhibit 10.16

(Face of 10 3/4% Senior Note)

PNA GROUP, INC.

10 3/4% Senior Notes due 2016

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (c) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF APPLICABLE) OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.

PNA GROUP, INC.

10 3/4% Senior Notes due 2016

No.	CUSIP NO.

PNA Group, Inc.

promises to pay to Cede & Co., or registered assigns, the principal sum of                              on September 1, 2016.

Interest Payment Dates: March 1 and September 1, beginning March 1, 2007

Record Dates: February 15 and August 15

Reference is made to further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefits under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

PNA GROUP, INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the 10 3/4% Senior Notes referred to in the within-mentioned Indenture:

Dated: _____________

THE BANK OF NEW YORK, as Trustee

By:
Authorized Signatory

(Reverse of 10 3/4% Senior Note)

PNA GROUP, INC.

10 3/4% Senior Notes due 2016

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1) Interest.

(a) PNA Group, Inc., a Delaware corporation, or its successor (together, “PNA”), promises to pay interest on the principal amount of this Note (“10 3/4% Senior Note”) at a fixed rate. PNA will pay interest in United States dollars (except as otherwise provided herein) semiannually in arrears on March 1 and September 1, commencing on March 1, 2007, or if any such day is not a Business Day, on the next succeeding Business Day (each an “Interest Payment Date”). Interest on the 10 3/4% Senior Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from and including August 15, 2006; provided that if there is no existing Default or Event of Default in the payment of interest, and if this 10 3/4% Senior Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date (but after August 15, 2006), interest shall accrue from such next succeeding Interest Payment Date, except in the case of the original issuance of 10 3/4% Senior Notes, in which case interest shall accrue from the date of authentication. PNA shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to 1% per annum in excess of the then applicable interest rate on the 10 3/4% Senior Notes to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. The interest rate on the Notes will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

(b) Registration Rights Agreement. The Holder of this Note is entitled to the benefits of a Registration Rights Agreement, dated as of August 15, 2006, among the Issuer, the Guarantors party thereto and the Initial Purchasers.

(2) Method of Payment. PNA will pay interest on the 10 3/4% Senior Notes (except defaulted interest) on the applicable Interest Payment Date to the Persons who are registered Holders of 10 3/4% Senior Notes at the close of business on the February 15 and August 15 preceding the Interest Payment Date, even if such 10 3/4% Senior Notes are cancelled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The 10 3/4% Senior Notes shall be payable as to principal, premium and interest at the office or agency of PNA maintained for such purpose within or without the City and State of New York, or, at the option of PNA, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds shall be required with respect to principal of, premium, if any, and interest on, all Global Notes and all other 10 3/4% Senior Notes the Holders of which shall have provided written wire transfer instructions to PNA and the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Any payments of principal of and interest on this 10 3/4% Senior Note prior to Stated Maturity shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. The amount due and payable at the maturity of this Note shall be payable only upon presentation and surrender of this Note at an office of the Trustee or the Trustee’s agent appointed for such purposes.

(3) Paying Agent and Registrar. Initially, The Bank of New York, the Trustee under the Indenture, shall act as Paying Agent and Registrar. PNA may change any Paying Agent or Registrar without notice to any Holder. PNA or any of its Restricted Subsidiaries may act in any such capacity.

(4) Indenture. PNA issued the 10 3/4% Senior Notes under an Indenture, dated as of August 15, 2006 (the “Indenture”), among PNA Group, Inc., the Guarantors and the Trustee. The terms of the 10 3/4% Senior Notes include those stated in the Indenture and those made a part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb) (the “TIA”). To the extent the provisions of this 10 3/4% Senior Note are inconsistent with the provisions of the Indenture, the Indenture shall govern. The 10 3/4% Senior Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The 10 3/4% Senior Notes issued on the Issue Date are senior Obligations of PNA limited to $250,000,000 in aggregate principal amount, plus amounts, if any, sufficient to pay premium and interest on outstanding 10 3/4% Senior Notes as set forth in Paragraph 2 hereof. The Indenture permits the issuance of Additional Notes subject to compliance with certain conditions.

The payment of principal and interest on the 10 3/4% Senior Notes is unconditionally guaranteed on a senior basis by the Guarantors.

(5) Optional Redemption.

(a) The 10 3/4% Senior Notes may be redeemed, in whole or in part, at any time prior to September 1, 2011, at the option of the Company upon not less than 30 nor more than 60 days’ prior notice mailed by first-class mail to each Holder’s registered address, at a Redemption Price equal to 100% of the principal amount of the 10 3/4% Senior Notes redeemed plus the Applicable Premium as of, and accrued and unpaid interest, if any, to, the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

(b) The 10 3/4% Senior Notes are subject to redemption, at the option of the Company, in whole or in part, at any time on or after September 1, 2011, upon not less than 30 nor more than 60 days’ notice at the following Redemption Prices (expressed as percentages of the principal amount to be redeemed) set forth below, plus accrued and unpaid interest, if any, to, but not including, the redemption date (subject to the right of Holders of record on the relevant regular record date to receive interest due on an interest payment date that is on or prior to the redemption date), if redeemed during the 12-month period beginning September 1 of the years indicated:

Year	Percentage
2011	105.375%
2012	103.583%
2013	101.792%
2014 and thereafter	100.000%

(c) At any time, or from time to time, prior to September 1, 2009, the Company may, with the net proceeds of one or more Qualified Equity Offerings, redeem up to 35% of the aggregate principal amount of the outstanding 10 3/4% Senior Notes at a Redemption Price equal to 110.750% of the principal amount thereof, together with accrued and unpaid interest thereon, if any, to the date of redemption; provided that at least 65% of the principal amount of 10 3/4% Senior Notes originally issued on the Issue Date remains outstanding immediately after the occurrence of any such redemption (excluding 10 3/4% Senior Notes held by the Company or its Subsidiaries) and that any such redemption occurs within 90 days following the closing of any such Qualified Equity Offering.

(6) Mandatory Redemption. Except as set forth under Sections 3.9, 4.10 and 4.14 of the Indenture, the Company shall not be required to make mandatory redemption or sinking fund payments with respect to the 10 3/4% Senior Notes.

(7) Repurchase at Option of Holder.

(a) Upon the occurrence of a Change of Control, each Holder will have the right to require PNA to repurchase all or any part (equal to $2,000 and any integral multiple of $1,000 in excess thereof) of such Holder’s 10 3/4% Senior Notes pursuant to the offer described below (the “Change of Control Offer”) at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to the date of purchase. Within 30 days following any Change of Control, PNA will mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control setting forth the procedures governing the Change of Control Offer required by the Indenture.

(b) Upon the occurrence of certain Asset Sales, the Company may be required to offer to purchase 10 3/4% Senior Notes.

(c) Holders of the 10 3/4% Senior Notes that are the subject of an Offer to Purchase will receive notice of an Offer to Purchase pursuant to an Asset Sale or a Change of Control from PNA prior to any related Purchase Date and may elect to have such 10 3/4% Senior Notes purchased by completing the form titled “Option of Holder to Elect Purchase” appearing below.

(8) Notice of Redemption. Notice of redemption shall be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose 10 3/4% Senior Notes are to be redeemed at its registered address. 10 3/4% Senior Notes in denominations larger than $2,000 may be redeemed in part but only in a minimum amount of $2,000 principal amount (and integral multiples of $1,000 in excess thereof), unless all of the 10 3/4% Senior Notes held by a Holder are to be redeemed. On and after the redemption date, interest ceases to accrue on the 10 3/4% Senior Notes or portions hereof called for redemption.

(9) Denominations, Transfer, Exchange. The 10 3/4% Senior Notes are in registered form without coupons in initial denominations of $2,000 and any integral multiple of $1,000 in excess thereof. The transfer of the 10 3/4% Senior Notes may be registered and the 10 3/4% Senior Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and PNA may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. PNA need not exchange or register the transfer of any 10 3/4% Senior Note or portion of a 10 3/4% Senior Note selected for redemption, except for the unredeemed portion of any 10 3/4% Senior Note being redeemed in part. Also, it need not exchange or register the transfer of any 10 3/4% Senior Notes for a period of 15 days before a selection of 10 3/4% Senior Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

(10) Persons Deemed Owners. The registered holder of a 10 3/4% Senior Note may be treated as its owner for all purposes.

(11) Amendment, Supplement and Waiver. Subject to the following paragraphs, the Indenture and the 10 3/4% Senior Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding 10 3/4% Senior Notes, including, without limitation, consents obtained in connection with a purchase of or, tender offer or exchange offer for 10 3/4% Senior Notes, and any existing Default or Event of Default or compliance with any provision of the Indenture or the 10 3/4% Senior Notes may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding 10 3/4% Senior Notes, including consents obtained in connection with a tender offer or exchange offer for 10 3/4% Senior Notes.

Without the consent of any Holders, PNA, the Guarantors and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental to the Indenture for any of the following purposes:

(1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company in the Indenture and in the 10 3/4% Senior Notes;

(2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon PNA;

(3) to add additional Events of Default;

(4) to provide for uncertificated 10 3/4% Senior Notes in addition to or in place of the certificated 10 3/4% Senior Notes;

(5) to evidence and provide for the acceptance of appointment under the Indenture by a successor Trustee;

(6) to provide for or confirm the issuance of Additional Notes in accordance with the terms of the Indenture;

(7) to add a Guarantor or to release a Guarantor in accordance with the Indenture;

(8) to cure any ambiguity, defect or inconsistency;

(9) to make any other provisions with respect to matters or questions arising under the Indenture, provided that such actions pursuant to this clause shall not adversely affect the interests of the Holders in any material respect, as determined in good faith by the Board of Directors of the Company; or

(10) to conform the text of the Indenture or the Notes to any provision of the “Description of Notes” in the Offering Memorandum to the extent that such provision in the “Description of Notes” was intended to be a verbatim recitation of a provision of the Indenture or the 10 3/4% Senior Notes.

With the consent of the Holders of not less than a majority in aggregate principal amount of the outstanding 10 3/4% Senior Notes, PNA, the Guarantors and the Trustee may enter into an indenture or indentures supplemental to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or the 10 3/4% Senior Notes or of modifying in any manner the rights of the Holders under the Indenture, including the definitions therein; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each outstanding 10 3/4% Senior Note affected thereby:

(1) change the Stated Maturity of any 10 3/4% Senior Note or of any installment of interest on any 10 3/4% Senior Note, or reduce the amount payable in respect of the principal thereof or the rate of interest thereon or any premium payable thereon, or reduce the amount that would be due and payable on acceleration of the maturity thereof, or change the place of payment where, or the coin or currency in which, any 10 3/4% Senior Note or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or change the date on which any 10 3/4% Senior Notes may be subject to redemption or reduce the Redemption Price therefor,

(2) reduce the percentage in aggregate principal amount of the outstanding 10 3/4% Senior Notes, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture,

(3) modify the obligations of the Company to make Offers to Purchase upon a Change of Control or from the Excess Proceeds of Asset Sales if such modification was done after the occurrence of such Change of Control or such Asset Sale,

(4) subordinate, in right of payment, the 10 3/4% Senior Notes to any other Debt of the Company,

(5) modify any of the provisions of this paragraph or provisions relating to waiver of defaults or certain covenants, except to increase any such percentage required for such actions or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each outstanding 10 3/4% Senior Note affected thereby, or

(6) release any Guarantees required to be maintained under the Indenture (other than in accordance with the terms of the Indenture).

The Holders of not less than a majority in aggregate principal amount of the outstanding 10 3/4% Senior Notes may on behalf of the Holders of all the 10 3/4% Senior Notes waive any past default under the Indenture and its consequences, except a default:

(1) in any payment in respect of the principal of (or premium, if any) or interest on any 10 3/4% Senior Notes (including any 10 3/4% Senior Note which is required to have been purchased pursuant to an Offer to Purchase which has been made by the Issuer), or

(2) in respect of a covenant or provision hereof which under the Indenture cannot be modified or amended without the consent of the Holder of each outstanding 10 3/4% Senior Note affected.

(13) Defaults and Remedies. Events of Default include:

(1) default in the payment in respect of the principal of (or premium, if any, on) any 10 3/4% Senior Note at its maturity (whether at Stated Maturity or upon repurchase, acceleration, optional redemption or otherwise);

(2) default in the payment of any interest upon any 10 3/4% Senior Note when it becomes due and payable, and continuance of such default for a period of 30 days;

(3) failure to perform or comply with the Indenture provisions described under Section 5.1 thereof;

(4) except as permitted by the Indenture, any Guarantee of a Significant Subsidiary shall for any reason cease to be, or it shall be asserted by any Guarantor or the Company not to be, in full force and effect and enforceable in accordance with its terms;

(5) default in the performance, or breach, of any covenant or agreement of the Company or any Guarantor in the Indenture (other than a covenant or agreement a default in whose performance or whose breach is specifically dealt with in clauses (1), (2) (3) or (4) above), and continuance of such default or breach for a period of 60 days after written notice thereof has been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the outstanding 10 3/4% Senior Notes;

(6) a default or defaults under any bonds, debentures, notes or other evidences of Debt (other than the 10 3/4% Senior Notes) by the Company or any Restricted Subsidiary having, individually or in the aggregate, a principal or similar amount outstanding of at least $15.0 million, whether such Debt now exists or shall hereafter be created, which default or defaults shall have resulted in the acceleration of the maturity of such Debt prior to its express maturity or shall constitute a failure to pay at least $15.0 million of such Debt when due and payable after the expiration of any applicable grace period with respect thereto;

(7) the entry against the Company or any Restricted Subsidiary that is a Significant Subsidiary of a final judgment or final judgments for the payment of money in an aggregate amount in excess of $15.0 million, by a court or courts of competent jurisdiction, which judgments remain undischarged, unwaived, unstayed, unbonded or unsatisfied for a period of 60 consecutive days; or

(8)(i) the Company, any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, pursuant to or within the meaning of any Bankruptcy Law:

(a) commences a voluntary case,

(b) consents to the entry of an order for relief against it in an involuntary case,

(c) consents to the appointment of a Custodian of it or for all or substantially all of its property,

(d) makes a general assignment for the benefit of its creditors, or

(e) generally is not paying its debts as they become due; or (ii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(a) is for relief against the Company or any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary, in an involuntary case;

(b) appoints a Custodian of the Company or any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary or for all or substantially all of the property of the Company or any of its Restricted Subsidiaries; or

(c) orders the liquidation of the Company or any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary and the order or decree remains unstayed and in effect for 60 consecutive days.

If an Event of Default (other than an Event of Default specified in clause (8) above with respect to the Company) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the outstanding 10 3/4% Senior Notes may declare the principal of the 10 3/4% Senior Notes and any accrued interest on the 10 3/4% Senior Notes to be due and payable immediately by a notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that after such acceleration, but before a judgment or decree based on acceleration, the Holders of a majority in aggregate principal amount of the outstanding 10 3/4% Senior Notes may, under certain circumstances, rescind and annul such acceleration if all Events of Default, other than the nonpayment of accelerated principal of or interest on the 10 3/4% Senior Notes, have been cured or waived as provided in the Indenture.

In the event of a declaration of acceleration of the 10 3/4% Senior Notes solely because an Event of Default described in clause (6) above has occurred and is continuing, the declaration of acceleration of the 10 3/4% Senior Notes shall be automatically rescinded and annulled if the event of default or payment default triggering such Event of Default pursuant to clause (6) shall be remedied or cured by the Company or a Restricted Subsidiary of the Company or waived by the holders of the relevant Debt within 20 Business Days after the declaration of acceleration with respect thereto and if the rescission and annulment of the acceleration of the Notes would not conflict with any judgment or decree of a court of competent jurisdiction obtained by the Trustee for the payment of amounts due on the 10 3/4% Senior Notes.

If an Event of Default specified in clause (8) above occurs with respect to the Company, the principal of and any accrued interest on the 10 3/4% Senior Notes then outstanding shall ipso facto become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. The Trustee may withhold from Holders notice of any Default (except Default in payment of principal of, premium, if any, and interest) if the Trustee determines that withholding notice is in the interest of the Holders to do so.

(14) Trustee Dealings with PNA. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for PNA, the Guarantors or their respective Affiliates, and may otherwise deal with PNA, the Guarantors or their respective Affiliates, as if it were not the Trustee.

(15) No Recourse Against Others. No director, officer, employee, stockholder, general or limited partner or incorporator, past, present or future, of the Company, PNA, the Guarantors or any of their respective Subsidiaries, as such or in such capacity, shall have any personal liability for any obligations of the Issuer under the 10 3/4% Senior Notes, any Guarantee or the Indenture by reason of his, her or its status as such director, officer, employee, stockholder, general or limited partner or incorporator.

(16) Authentication. This 10 3/4% Senior Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(17) Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(18) CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer have caused CUSIP numbers to be printed on the 10 3/4% Senior Notes and the Trustee may use CUSIP, ISIN or other similar numbers in notices of redemption as a convenience to the Holders. No representation is made as to the accuracy of such numbers either as printed on the 10 3/4% Senior Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

PNA shall furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

PNA Group, Inc.

400 Northbridge Road, Suite 850

Atlanta, Georgia 30350

Facsimile: (678) 352-2441

Attention: Chris J. Moreton

NOTATIONAL GUARANTEE

The Guarantors listed below (hereinafter referred to as the “Guarantors,” which term includes any successors or assigns under that certain Indenture, dated as of August 15, 2006, by and among PNA Group, Inc. (“PNA”), the Guarantors party thereto and the Trustee (as amended and supplemented from time to time, the “Indenture”) and any additional Guarantors) have guaranteed the Notes and the obligations of PNA under the Indenture, which include (i) the due and punctual payment of the principal of, premium, if any, and interest on the 10 3/4% Senior Notes due 2016 (the “Notes”) of PNA Group, Inc., a Delaware corporation, whether at stated maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and premium, if any, and (to the extent permitted by law) interest on any interest, if any, on the Notes, and the due and punctual performance of all other obligations of PNA to the Holders or the Trustee all in accordance with the terms set forth in Article X of the Indenture, (ii) in case of any extension of time of payment or renewal of any Notes or any such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise, and (iii) the payment of any and all costs and expenses (including reasonable attorneys’ fees) incurred by the Trustee or any Holder in enforcing any rights under this Note Guarantee or the Indenture.

The obligations of each Guarantor to the Holders and to the Trustee pursuant to this Note Guarantee and the Indenture are expressly set forth in Article X of the Indenture and reference is hereby made to such Indenture for the precise terms of this Note Guarantee.

No stockholder, employee, officer, director or incorporator, as such, past, present or future of each Guarantor shall have any liability under this Note Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator.

This is a continuing Note Guarantee and shall remain in full force and effect and shall be binding upon each Guarantor and its successors and assigns until full and final payment of all of PNA’s obligations under the Notes and Indenture or until released in accordance with the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders, and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a Note Guarantee of payment and not of collectibility.

This Note Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Note Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers. The Obligations of each Guarantor under this Note Guarantee shall be limited to the extent necessary to insure that it does not constitute a fraudulent conveyance under applicable law.

THE TERMS OF ARTICLE X OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

Dated as of August 15, 2006

SMITH PIPE & STEEL COMPANY

By:
Name:
Title:

INFRA-METALS CO.

By:
Name:
Title:

FERALLOY CORPORATION

By:
Name:
Title:

DELNOR CORPORATION

By:
Name:
Title:

DELTA STEEL, L.P.

By: Delta GP, L.L.C., its general partner

By:
Name:
Title:

By: Delta LP, L.L.C., its limited partner

By:
Name:
Title:

DELTA GP, L.L.C.

By:
Name:
Title:

DELTA LP, L.L.C.

By:
Name:
Title:

METALS SUPPLY COMPANY, LTD.

By:	MSC Management, Inc., its general partner

By:
Name:
Title:

By:	PNA Group, Inc., its limited partner

By:
Name:
Title:

MSC MANAGEMENT, INC.

By:
Name:
Title:

ASSIGNMENT FORM

To assign this 10 3/4% Senior Note, fill in the form below: (I) or (we) assign and transfer this 10 3/4% Senior Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)
and irrevocably appoint
to transfer this 10 3/4% Senior Note on the books of PNA. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this 10 3/4% Senior Note)

Signature guarantee:
(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this 10 3/4% Senior Note purchased by PNA pursuant to Section 4.10 (Asset Sale) or 4.14 (Change of Control) of the Indenture, check the box below:

☐ Section 4.10	☐ Section 4.14

If you want to elect to have only part of the 10 3/4% Senior Note purchased by PNA pursuant to Section 4.10 or Section 4.14 of the Indenture, state the amount you elect to have purchased: $

Date:	Your Signature:
(Sign exactly as your name appears on the 10 3/4% Senior Note)

Tax Identification No.:

Signature guarantee:
(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

CERTIFICATE TO BE DELIVERED UPON

EXCHANGE OR REGISTRATION

OF TRANSFER RESTRICTED NOTES

PNA Group, Inc.

400 Northbridge Road, Suite 850

Atlanta, Georgia 30350

Facsimile: (678) 352-2441

Attention: Chris J. Moreton

The Bank of New York,

as Trustee

101 Barclay Street, 8W

New York, New York 10286

Facsimile: (212) 815-5704

Attention: Corporate Trust Division - Corporate Finance Unit

Re:	PNA Group, Inc. 10 3/4% Senior Notes due 2016 CUSIP #

Reference is hereby made to that certain Indenture dated August 15, 2006 (the “Indenture”) among PNA Group, Inc. (“PNA”), the Guarantors party thereto and The Bank of New York, as trustee (the “Trustee”). Capitalized terms used but not defined herein shall have the meanings set forth in the Indenture.

This certificate relates to $                     principal amount of Notes held in (check applicable space)              book-entry or              definitive form by the undersigned.

The undersigned                      (transferor) (check one box below):

☐	hereby requests the Registrar to deliver in exchange for its beneficial interest in the Global Note held by the Depository a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above), in accordance with Section 2.6 of the Indenture;

☐	pursuant to an effective registration statement under the Securities Act of 1933, as amended; or

☐	hereby requests the Trustee to exchange or register the transfer of a Note or Notes to (transferee).

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the periods referred to in Rule 144(k) under the Securities Act of 1933, as amended, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW:

(1) ☐	to PNA or any of its subsidiaries; or

(2) ☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A under the Securities Act of 1933, as amended, in each case pursuant to and in compliance with Rule 144A thereunder; or

(3) ☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act of 1933, as amended, in compliance with Rule 904 thereunder.

Unless one of the boxes is checked, the Registrar will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof.

Signature

Signature Guarantee:
(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

[Name of Transferee]

Dated:
	NOTICE:	To be executed by an executive officer

PNA GROUP, INC.

SCHEDULE OF EXCHANGES OF 10 3/4% SENIOR NOTES

The following exchanges of a part of this Global Note for other 10 3/4% Senior Notes have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or 10 3/4% Senior Note Custodian

[FORM OF CERTIFICATE TO BE DELIVERED

IN CONNECTION WITH TRANSFERS PURSUANT TO RULE 144A]

PNA Group, Inc.

400 Northbridge Road, Suite 850

Atlanta, Georgia 30350

Facsimile: (678) 352-2441

Attention: Chris J. Moreton

The Bank of New York,

as Trustee

101 Barclay Street, 8W

New York, New York 10286

Facsimile: (212) 815-5704

Attention: Corporate Trust Division - Corporate Finance Unit

Re:	PNA Group, Inc. (“PNA”)

10 3/4% Senior Notes due 2016 (the “Notes”)

Ladies and Gentlemen:

In connection with our proposed sale of $                     aggregate principal amount at maturity of the Notes, we hereby certify that such transfer is being effected pursuant to and in accordance with Rule 144A (“Rule 144A”) under the United States Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, we hereby further certify that the Notes are being transferred to a person that we reasonably believe is purchasing the Notes for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

You and PNA are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

Very truly yours,

[Name of Transferor]

By:
Authorized Signature

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

[FORM OF CERTIFICATE TO BE DELIVERED

IN CONNECTION WITH TRANSFERS

PURSUANT TO REGULATION S]

PNA Group, Inc.

400 Northbridge Road, Suite 850

Atlanta, Georgia 30350

Facsimile: (678) 352-2441

Attention: Chris J. Moreton

The Bank of New York,

as Trustee

101 Barclay Street, 8W

New York, New York 10286

Facsimile: (212) 815-5704

Attention: Corporate Trust Division - Corporate Finance Unit

Re:	PNA Group, Inc. (“PNA”)

10 3/4% Senior Notes due 2016 (the “Notes”)

Ladies and Gentlemen:

In connection with our proposed sale of $                     aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, we represent that:

(1) the offer of the Notes was not made to a person in the United States;

(2) either (a) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

(3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

(4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

In addition, if the sale is made during a restricted period and the provisions of Rule 903(b) or Rule 904(b) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(b) or Rule 904(b), as the case may be.

PNA and you are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

Very truly yours,

[Name of Transferor]

By:
Authorized Signature

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)